UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2010
THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
(Exact name of registrant as specified in its charter)

Maryland	811-08476	13-3767317
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

One Corporate Center	10580-1422
Rye, New York	(Zip Code)
(Address of principal executive offices)
(800) 422-3554
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-3.1 Amended and Re-Stated By-Laws of The Gabelli Multimedia Trust Inc.

Section 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 22, 2010, the Board of Directors (the “Board”) of The Gabelli Global Multimedia Trust Inc. (the “Fund”) approved and adopted amendments (the “Amendments”) to the Amended and Restated Bylaws of the Fund. The Amendments were effective as of November 22, 2010.
New Article I, Section 1 and Section 2 discussing the Fund’s principal and additional offices.
Article II, Section 2 (previously Article I, Section 2) — Procedures for Stockholders to Call a Special Meeting. The provision was amended to require holders of not less than a majority of the votes entitled to be cast to call a special meeting. In addition, the provision was amended to add stockholder-requested special meeting procedures that, as specifically permitted by the Maryland General Corporation Law (“MGCL”), give the Board control over the record date, time, place and other procedures for the meeting.
Previously, the provision allowed the holders entitled to cast only 25% of the votes entitled to be cast the ability to call a special meeting. The previous provision had no special procedural requirements for a stockholder-requested special meeting.
Article II, Section 4 (previously Article I, Section 4) — Adjournment when No Quorum. The provision was amended to provide that, in the absence of a quorum, the chairman of the meeting has the sole power to adjourn the meeting.
Previously, the provision allowed that in the absence of a quorum, stockholders at the meeting may adjourn the meeting.
Article II, Section 5 (previously Article I, Section 5) — Adjournment and Postponement Generally. The provision was amended to provide the chairman of the meeting with the general power to adjourn any meeting of stockholders. In addition, the provision was amended to add procedures for postponing a meeting prior to convening the meeting.
Previously, the provision did not expressly address adjournment by the chairman of the meeting nor did it expressly address postponing a meeting prior to convening the meeting.
Article II, Section 6 (previously Article I, Section 6) — Organization. The provision was amended to revise the procedures regarding the selection of the chairman of the meeting. Additionally, the provision was amended to specify broad power of the chairman of the meeting to conduct the meeting.
Previously, the provision allowed the chairman of the Board or, in his absence, the president or any vice president of the Fund to act as chairman of the stockholders meeting and in their absence, a person selected by the stockholders could act as chair of the meeting.
Article II, Section 7 (previously Article I, Section 4) — Voting. The provision was amended to increase the vote to elect a director to a majority of shares present. In addition, the provision was amended to change the vote for routine matters to a majority of votes cast, as provided in the MGCL.
Previously, the provision allowed for directors to be elected by a plurality vote. In addition, routine matters required a vote of the majority of shares present.
Article II, Section 10 (previously Article I, Section 10) — Inspectors. The provision was amended to enhance the power of the inspectors to (a) determine the number of shares present at the meeting and to report to the chairman (who determines existence of a quorum), (b) determine the validity and effect of proxies and receive and tabulate votes, ballots and consents, (c) report tabulation to chairman of the meeting, (d) determine challenges and questions regarding the right to vote and (e) aid in fairly concluding any election or vote. In addition, the provision was amended to require that the report of the inspectors be in writing.
Previously, the provision only provided that the inspectors be appointed by the Board and have the power to determine the existence of a quorum.
Article II, Sections 12 and 13 (previously Article I, Sections 12 and 13) — Proposals of Business and Nominations. The amended provision increases the advance notice window to no earlier than 150 days and no later than 120 days before the first anniversary of the date of the proxy statement for the prior year’s annual meeting.
Previously, the provision had an advance notice requirement of no earlier than 120 days and no later than 90 days before the first anniversary of the date of the proxy statement for the prior year’s annual meeting.
Article III, Section 3 (previously Article II, Section 3) — Resignation of Directors. The amended provision provides that a resignation of a director is effective no earlier than the date of receipt by the Fund of the letter of resignation.
Previously, the provision allowed a director to specify that the resignation was effective as of a prior date before the resignation letter was received by the Fund.
Deleted Previous Article II, Section 4 — Removal of Directors. The provision allowed a director to be removed by stockholders without cause by a majority of the votes entitled to be cast for the election of a director. The provision was deleted since it is not in the Fund’s Articles of Incorporation and the MGCL provides that a director of a classified board may be removed only for cause.
Article III, Section 4 (previously Article II, Section 5) — Vacancies. The amended provision provides the Board with the sole power to fill vacancies, subject to election by stockholders if required by the Investment Company Act of 1940. In addition, the provision was amended to provide that a director elected to fill a vacancy serves for the full term of the directorship in which the vacancy occurred and until his or her successor is duly elected and qualifies.
Previously, the provision provided that Board vacancies may be filled by the Board, except that if, after filling a vacancy, less than 2/3 of the Board shall have been elected by stockholders, the vacancy may be filled only by stockholders. In addition, a director elected by the Board to fill a vacancy served only until the next annual meeting of stockholders and until his or her successor was duly elected and qualified.
Article III, Section 11 (previously Article II, Section 12) — Quorum and Voting at Board Meeting. The amended provision requires a majority of the entire Board for a quorum for the transaction of business at the meeting. The provision was also amended to add that, if a quorum is established, the meeting may continue to transact business until adjournment, even if enough directors leave the meeting so that there would no longer be a quorum. Also, the provision was amended to require a 2/3 director vote for approval and submission to stockholders of extraordinary actions such as change of structure (open-ending), merger or liquidation.
Previously, the provision required 1/3 of the Board as a quorum for the transaction of business at a Board meeting.
Article III, Section 13 (previously Article II, Section 14) — Committees. The amended provision allows single-director committees.
Previously, the provision required that committees must be comprised of at least 2 directors.
Article IV, Section 2 (previously Article III, Section 2) — Resignation of Officers. The amended provision provides that a resignation of an officer is effective no earlier than the date of receipt by the Fund of the letter of resignation.

Previously, the provision allowed for an officer to specify that the resignation took place as of a prior date to receipt of the resignation letter.
Deleted Previous Article IV, Section 7 — Inspector Rights. The provision allowed for stockholder inspection rights. The provision was deleted because it is covered by the MGCL and the Fund’s Articles of Incorporation.
Article VI, Section 6 (previously Article V, Section 6) — Insurance. The amended provision includes the express power to obtain directors and officers insurance to cover defense costs.
Previously, the provision did not explicitly provide that the Fund’s power to acquire directors and officers insurance included coverage for defense costs.
Article X (previously Article IX) — Amendments. The amended provision requires the vote of 2/3 of the entire Board to amend the bylaws.
Previously, the provision gave the Board power to amend the bylaws by a majority vote.
The preceding is qualified in its entirety by reference to the Amended and Restated Bylaws of the Fund, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1 Amended and Restated Bylaws of The Gabelli Global Multimedia Trust Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

Date: November 29, 2010